SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2016

IES Holdings, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-13783	76-0542208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5433 Westheimer Road, Suite 500, Houston, Texas 77056

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 860-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 15, 2016, IES Holdings, Inc. (the “Company”) announced that its wholly owned subsidiary, IES Infrastructure Solutions, LLC (“Infrastructure Solutions”), completed its previously announced acquisition of all of the outstanding capital stock of Technibus, Inc. (“Technibus”), a Canton, Ohio-based provider of custom-engineered, metal enclosed bus duct solutions (the “Acquisition”).

The Acquisition was completed on the terms set forth in that certain Stock Purchase Agreement dated as of June 1, 2016 (the “Stock Purchase Agreement”) by and among Infrastructure Solutions, a Delaware limited liability company, the Company, Technibus and Technibus, LLC, a Delaware limited liability company. The purchase price was $45 million, subject to customary adjustments as provided in the Stock Purchase Agreement (the “Purchase Price”). The Acquisition was financed using a combination of existing cash balances and cash from a draw of approximately $20 million on the Company’s existing credit facility with Wells Fargo Bank, N.A. (the “Credit Agreement”), pursuant to the draw, reimbursement, interest rate and other terms thereunder.

The foregoing descriptions of the Acquisition and the Stock Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the Stock Purchase Agreement which is filed as Exhibit 2.1 to this Current Report on Form 8-K. The descriptions of the Credit Agreement set forth in Item 1.01 of each of the Company’s Current Reports on Form 8-K filed on September 24, 2014, and May 5, 2016, are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information set forth under Item 2.01 above is hereby incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On June 15, 2016, the Company issued a press release announcing the closing of the Acquisition as described above under Item 2.01. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

To the extent required by this item, financial statements of Technibus will be filed as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report is required to be filed.

(b)	Pro Forma Financial Information

To the extent required by this item, pro forma financial information will be filed as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report is required to be filed.

(d)	Exhibits.

Exhibit Number	Description

Exhibit 2.1	Stock Purchase Agreement dated as of June 1, 2016, by and among IES Infrastructure Solutions, LLC, IES Holdings, Inc., Technibus, Inc. and Technibus, LLC.

Exhibit 99.1	Press release dated June 15, 2016.

*	The schedules and exhibits to the Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IES HOLDINGS, INC.

Date: June 15, 2016	/s/ Gail D. Makode
Gail D. Makode
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 2.1	Stock Purchase Agreement dated as of June 1, 2016, by and among IES Infrastructure Solutions, LLC, IES Holdings, Inc., Technibus, Inc. and Technibus, LLC.

Exhibit 99.1	Press release dated June 15, 2016.